UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016

PRESTIGE BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 524-6800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 7, 2016, Prestige Brands Holdings, Inc. issued a press release announcing the signing of an agreement for the sale of the DermoPlast® brand to Moberg Pharma AB, pursuant to the previously announced exercise by Moberg Pharma of its option to purchase DermoPlast®. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: December 7, 2016	By:	/s/ William P’Pool
Name: William P’Pool
Title: General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated December 7, 2016 (furnished only).